UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005

TransCommunity Financial Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Innslake Drive, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

On March 25, 2005, following discussions with the Office of the Comptroller of the Currency (the “OCC”), the Company orally advised the OCC of its decision to withdraw its application to charter a new subsidiary national bank in Rockbridge County, Virginia, under the name Bank of Rockbridge. The Company confirmed its oral advice to the OCC by letter dated March 28, 2005. The Company does not feel that it is presently in a financial position to capitalize a new subsidiary bank; however, the Company remains committed to pursuing available regulatory alternatives for establishing a banking presence in Rockbridge County, and is presently exploring alternatives for raising additional capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINNACIAL CORPORATION
(Registrant)

/s/ Bruce B. Nolte
Bruce B. Nolte
President

Date: March 31, 2005